SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT

                          TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 17, 2003

                              METRIS COMPANIES INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of incorporation)

                  1-12351                            41-1849591
         (Commission file number)           (IRS employer identification no.)

            10900 Wayzata Boulevard, Minnetonka, Minnesota 55305-1534
                    (Address of principal executive offices)

                                 (952) 525-5020
                         (Registrant's telephone number)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

On November 17, 2003, Metris Companies Inc. issued a press release announcing the delay in filing with the Securities and Exchange Commission its quarterly report on Form 10-Q for the quarter ended September 30, 2003, pending resolution of an outstanding valuation issue relating to the retained interests in loans securitized by the Company. That press release is filed as Exhibit 99.1 to this report.


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Item 7(c).  Exhibits.

         The following Exhibits are filed as part of this Report.

         99.1 Press release of Metris Companies Inc., dated November 17, 2003, announcing the delay in filing of its quarterly report on Form 10-Q for the quarter ended September 30, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            METRIS COMPANIES INC.


                                            By:/s/David D. Wesselink
                                                  David D. Wesselink
                                                  Chairman and CEO
Dated:  November 17, 2003




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                                  EXHIBIT INDEX

Exhibit No.       Description
         99.1     Press release of Metris Companies Inc., dated November 17,
                  2003, announcing the delay in filing of its quarterly report on Form 10-Q for the quarter ended September 30, 2003.